Exhibit 10.1

Certain identified information in this Agreement denoted with “[***]” has been excluded from this exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and of the type that the registrant treats as private and confidential.

AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated September 26, 2023 (this “Amendment No. 1”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), CVR PARTNERS, LP, a Delaware limited partnership (“Parent”), EAST DUBUQUE NITROGEN FERTILIZERS LLC, a Delaware limited liability company (“East Dubuque”), CVR NITROGEN HOLDINGS, LLC, a Delaware limited liability company (“CVR Nitrogen Holdings”), COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, a Delaware limited liability company (“Coffeyville Resources”), CVR NITROGEN, LP, a Delaware limited partnership (“CVR Nitrogen”, together with Parent, East Dubuque, CVR Nitrogen Holdings and Coffeyville Resources, each individually a “Borrower”, and collectively, the “Borrowers”) and CVR NITROGEN GP, LLC, a Delaware limited liability company (“CVR Nitrogen GP”) and CVR NITROGEN FINANCE CORPORATION, a Delaware corporation (“CVR Nitrogen Finance”, together with CVR Nitrogen GP, each a “Guarantor” and, collectively “Guarantors”).
W I T N E S S E T H :
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of September 30, 2021, by and among Agent, Lenders, Borrowers and Guarantors (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other Loan Documents;
WHEREAS, Borrowers and Guarantors desire to amend certain provisions of the Credit Agreement as set forth herein; and
WHEREAS, by this Amendment No. 1, Agent and Lenders are willing to agree to such amendments subject to the terms and conditions contained herein.
NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Definitions.
(a)Interpretation. For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 1.
(b)Additional Definitions. The Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, the following definition:
(i) “Amendment No. 1” means Amendment No. 1 to Credit Agreement, dated September 26, 2023, by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.
(c)Amendments to Definitions.
(i) The definition of “Consolidated EBITDA” set forth in the Credit Agreement is hereby amended by deleting clause (c)(x) thereof in its entirety and replacing it with the following:
     “(x) Major Scheduled Turnaround Expenses for such fiscal period in an amount not to exceed $40,000,000 in the aggregate during any fiscal year,”
(ii)The definition of “Eligible Accounts” set forth in the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and replacing it with the following:
     “(c) Accounts with selling terms of more than 90 days (or, with respect to Accounts with respect to which the Account Debtor is [***], 100 days),”
(iii)The definition of “Eligible Accounts” set forth in the Credit Agreement is hereby amended by deleting clause (j) thereof in its entirety and replacing it with the following:
     “(j) (i) Accounts with respect to an Account Debtor (other than [***]) whose Eligible Accounts owing to Borrowers exceed twenty percent (20%) (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts and (ii) Accounts with respect to which the Account Debtor is [***] and whose Eligible Accounts owing to Borrowers exceed twenty-five percent (25%) in the aggregate (such percentage, as applied to [***], being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, in each case, to the extent of the obligations owing by such

Account Debtor in excess of such applicable percentage; provided, that in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing applicable percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limits,”
(iv)The definition of "Maturity Date" set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “ ‘Maturity Date’ means the earlier of (a) September 26, 2028 and (b) 90 days prior to the maturity date of the 2028 Notes.”
(v)The definition of "Maximum Credit" set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “ ‘Maximum Credit’ means $50,000,000, decreased by the amount of reductions in the Commitments made in accordance with Section 2.4(c) of this Agreement and increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement.”
(vi)    The definition of “Permitted Indebtedness” set forth in the Credit Agreement is hereby amended by (A) deleting the reference to “and” at the end of clause (v) thereof, (B) deleting the period at the end of clause (w) thereof and replacing it with “; and” and (C) adding the following new clause (x) at the end thereof:
     “(x) Indebtedness arising from the Coffeyville Resources Product Supply Agreement in an aggregate amount not to exceed at any one time $25,000,000.”
(vii)The definition of “Permitted Liens” set forth in the Credit Agreement is hereby amended by deleting clause (s) thereof in its entirety and replacing it with the following:
     “(s) Liens on equipment arising pursuant to the Coffeyville Resources Product Supply Agreement and as to which the aggregate amount of the obligations secured thereby does not exceed $25,000,000,”
2.Incremental Facilities. Section 2.14 of the Credit Agreement is hereby amended by deleting the reference to “$50,000,000” set forth in clause (a) thereof and replacing it with “$65,000,000”.
3.Schedule C-1 to Credit Agreement. Schedule C-1 to Credit Agreement is hereby deleted in its entirety and replaced with the Schedule C-1 to Credit Agreement attached as Exhibit A to this Amendment No. 1.

4.Amendment Fee. In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Agent, for the account of Lenders, or Agent, at its option, may charge the loan account of Borrowers maintained by Agent, an amendment fee in the amount of $500,000 in the aggregate, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.
5.Representations and Warranties. Each Borrower and each Guarantor represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
(a)no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment No. 1;
(b)this Amendment No. 1 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 1, the “Amendment No. 1 Documents”) has been duly authorized, executed and delivered by all necessary corporate action on the part of each Borrower and each Guarantor which is a party hereto and, if necessary, its equity holders and is in full force and effect as of the date hereof and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought;
(c)the execution, delivery and performance of each Amendment No. 1 Document (i) are all within each Borrower’s and each Guarantor’s corporate or limited company powers and (ii) are not (A) in violation of any provision of federal, state or local law or regulation applicable to any Borrower or any Guarantor or the Governing Documents of any Borrower or any Guarantor, where any such violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Borrower or any Guarantor, where any such conflict, breach or default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and
(d)all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.
6.Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent (the date of satisfaction of such conditions, the “Amendment No. 1 Effective Date”):

(a)Agent shall have received counterparts of this Amendment No. 1, duly authorized, executed and delivered by Borrowers, Guarantors and each Lender;
(b)as of the date of this Amendment No. 1, and after giving effect thereto, Excess Availability shall be not less than $30,000,000;
(c)Agent shall have received in immediately available funds (or Agent shall have charged the loan account of Borrowers) the full amount of the amendment fee set forth in Section 4 hereof;
(d)Agent shall have received internal Flood Disaster Prevention Act approval; and
(e)no Default or Event of Default shall exist or have occurred and be continuing, as of the date of this Amendment No. 1.
7.Effect of this Amendment No. 1. Except as expressly set forth herein, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1. To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control. The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement.
8.Governing Law. The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
9.Binding Effect. This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
10.Entire Agreement. This Amendment No. 1 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
11.Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.

12.Counterparts. This Amendment No. 1, any documents executed in connection herewith and any notices delivered under this Amendment No. 1, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 1 or on any notice delivered to Agent under this Amendment No. 1.  This Amendment No. 1 and any notices delivered under this Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment No. 1 and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment No. 1 or notice.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Christopher M. Waterstreet
Name:	Christopher M. Waterstreet
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Credit Agreement (CVR Partners)]

BORROWERS:

CVR PARTNERS, LP

By:	CVR GP, LLC, its general partner

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

EAST DUBUQUE NITROGEN FERTILIZERS, LLC

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR NITROGEN HOLDINGS, LLC

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page to Amendment No. 1 to Credit Agreement (CVR Partners)]

CVR NITROGEN, LP

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

GUARANTORS:
CVR NITROGEN GP, LLC

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

CVR NITROGEN FINANCE CORPORATION

By:	/s/ Dane J. Neumann
Name:	Dane J. Neumann
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[Signature Page to Amendment No. 1 to Credit Agreement (CVR Partners)]

Exhibit A
to
Amendment No. 1 to Credit Agreement

See attached.

SCHEDULE C-1
TO
CREDIT AGREEMENT
Commitments

Lender	Commitments
Wells Fargo Bank, National Association	$50,000,000
Total:	$50,000,000